EXHIBIT 10(t)

                        INDEMNITY AGREEMENT


          THIS INDEMNITY AGREEMENT (the "Agreement") entered into between THE BEARD COMPANY (the "Company") and the WILLIAM M. BEARD AND LU BEARD 1988 CHARITABLE UNITRUST (the "Trust"), dated as of the 17th day of April, 1997.

                         W I T N E S S T H

          WHEREAS, on February 24, 1997, the Company executed a promissory note (the "Note") by which it promised to pay $164,201.80 in principal plus interest to the order of Liberty Bank & Trust Company of Oklahoma City, N.A. (the "Lender").

          WHEREAS, on February 24, 1997, the Trust executed a guaranty agreement (the "Guaranty") by which the Trust guaranteed and promised to pay the Lender the indebtedness of the Company represented by the Note.

          NOW THEREFORE, in consideration of the premises and mutual covenants herein contained, the Trust and the Company agree as follows:

          1. INDEMNIFICATION. The Company hereby agrees that in the event the Trust is required to pay the Note or any part thereof, the Company in consideration of the Trust having made the Guaranty, will indemnify and hold harmless the Trust for the full amount of such payment made by the Trust, together with any legal fees, expenses, and other costs incidental to the enforcement of liability of the Guaranty against the Trust.

          2. LIMITATION ON INDEMNIFICATION. The above described indemnification shall not extend to or indemnify and hold the Trust harmless with respect to the failure of the Trust to perform its obligations pursuant to the Guaranty.

          3.   GOVERNING  LAW.   This  Agreement  shall  be   governed  and
construed in accordance with the terms of the laws of the State of Oklahoma.

          4. BINDING EFFECT. This Agreement shall be binding upon the parties hereto, and their respective successors and assigns.

          5. COUNTERPARTS. This agreement may be executed in a number of identical counterparts, each of which shall be deemed an original for all purposes, but all of which taken together shall form but one agreement.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.


"COMPANY"                        THE BEARD COMPANY


                                 By  HERB MEE, JR.
                                     Herb Mee, Jr., President


"TRUST"                          WILLIAM   M.   BEARD  AND  LU  BEARD  1988
                                 CHARITABLE UNITRUST


                                 By  WILLIAM M. BEARD
                                     William M. Beard, Trustee

                                 By  LU BEARD
                                     Lu Beard, Trustee